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                                                                    Exhibit 23.3



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
Kinross Gold Corporation

We consent to the inclusion or our report dated March 29, 2006 (except as to Note 24, which is as of July 14, 2006), included in this Amendment No. 6 to Form F-4 Registration Statement (File No 333-111516) of Kinross Gold Corporation.

We also consent to the reference to us under the heading "Experts in such Registration Statement.


/s/ KPMG LLP

Toronto, Canada

July 14, 2006